1 Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this announcement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this announcement. This announcement is for information purposes only and does not constitute an invitation or solicitation of an offer to acquire, purchase or subscribe for securities or an invitation to enter into an agreement to do any such things, nor is it calculated to invite any offer to acquire, purchase or subscribe for any securities. Neither this announcement nor anything herein forms the basis for any contract or commitment whatsoever. Neither this announcement nor any copy hereof may be taken into or distributed in the United States. The securities referred to herein have not been and will not be registered under the U.S. Securities Act, or with any securities regulatory authority of any state of the United States or other jurisdiction and may not be offered or sold in the United States, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act, and applicable state or local securities laws. No public offer of securities is to be made in the United States. (incorporated in the Cayman Islands with limited liability) (Stock Code: 1128 and Debt Stock Codes: 5280, 40102, 40259, 40357, 5754) INSIDE INFORMATION PROPOSED ISSUANCE OF SENIOR NOTES This announcement is issued pursuant to Rules 13.09 and 37.47B of the Listing Rules and under Part XIVA of the SFO. THE PROPOSED NOTES ISSUE The Company is pleased to announce that it proposes to conduct an offering of the Senior Notes to Professional Investors. * For identification purposes only. Exhibit 99.1

2 Completion of the proposed offering of the Senior Notes is subject to market conditions and investor interest. Deutsche Bank AG, Singapore Branch, BofA Securities, Inc., Scotia Capital (USA) Inc., and SMBC Nikko Securities America, Inc. have been appointed as the Joint Global Coordinators and Joint Lead Bookrunners, Abu Dhabi Commercial Bank PJSC, Banco Nacional Ultramarino, S.A., Bank of China Limited, Macau Branch, Bank of Communications Co., Ltd. Macau Branch, BNP PARIBAS, CBRE Capital Advisors, Inc., China CITIC Bank International Limited, China Construction Bank Corporation Macau Branch, DBS Bank Ltd., Industrial and Commercial Bank of China (Macau) Limited, Luso International Banking Limited, Oversea- Chinese Banking Corporation Limited, Tai Fung Bank Limited, and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) have been appointed as Joint Bookrunners. Pricing of the Senior Notes will be determined through a book building exercise to be conducted by the Joint Global Coordinators and the Joint Bookrunners. The Senior Notes, if issued, will be repayable at maturity, unless earlier redeemed or repurchased pursuant to their terms. The aggregate principal amount, terms and conditions of the Senior Notes have not been determined as at the date of this announcement. Upon finalization of the terms of the Senior Notes, it is expected that the Initial Purchasers and the Company will enter into the Purchase Agreement. The Company will make a further announcement in respect of the proposed offering of the Senior Notes if a binding agreement is signed. The Senior Notes have not been and will not be registered under the Securities Act or the securities law of any other jurisdiction, and may be offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, non-U.S. persons (as defined in Regulation S under the Securities Act) outside the United States in reliance on Regulation S under the Securities Act and Professional Investors as defined in Part 1 of Schedule 1 to the SFO (including those prescribed by rules made under Section 397 of the SFO), and in accordance with any other applicable laws. None of the Senior Notes will be offered or sold to the public in Hong Kong and none of the Senior Notes will be placed to any Connected Person of the Company. REASONS FOR THE PROPOSED ISSUE AND PROPOSED USE OF PROCEEDS If the Senior Notes are issued, the Company intends to apply the net proceeds from the proposed offering for general corporate purposes, including to repay outstanding indebtedness, such as that under the WM Cayman II Revolver and/or one or more series of the existing notes. The Board believes that there would be significant benefit to the Company in effecting the proposed issuance and using the net proceeds for the intended purpose as it would extend the maturity profile of the Group’s indebtedness. LISTING The Company is in the process of applying to the Stock Exchange for the listing of, and permission to deal in the Senior Notes by way of debt issue to Professional Investors only, and has received an eligibility letter from the Stock Exchange for the listing of the Senior Notes. Admission of the Senior Notes to the Stock Exchange and quotation of the Senior Notes on the Stock Exchange are not to be taken as an indication of the merits of the Company or the Senior Notes.

3 GENERAL As no binding agreement in relation to the proposed offering of the Senior Notes has been entered into as at the date of this announcement, the proposed offering of the Senior Notes may or may not materialize. Investors and shareholders of the Company are urged to exercise caution when dealing in the securities of the Company. DEFINITIONS In this announcement, unless otherwise indicated in the context, the following expressions have the meanings set out below: “Board” : the Board of Directors of the Company “Company” : Wynn Macau, Limited, a company incorporated on 4 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands and an indirect subsidiary of Wynn Resorts, Limited “Connected Person” : has the meaning ascribed to it under the Listing Rules “Group” : the Company and its subsidiaries, or any of them, and the businesses carried on by such subsidiaries “Hong Kong” : the Hong Kong Special Administrative Region of the People’s Republic of China “Initial Purchasers” : Deutsche Bank AG, Singapore Branch; BofA Securities, Inc.; Scotia Capital (USA) Inc.; SMBC Nikko Securities America, Inc.; Abu Dhabi Commercial Bank PJSC; Banco Nacional Ultramarino, S.A.; Bank of China Limited, Macau Branch; Bank of Communications Co., Ltd. Macau Branch; BNP PARIBAS; CBRE Capital Advisors, Inc.; China CITIC Bank International Limited; China Construction Bank Corporation Macau Branch; DBS Bank Ltd.; Industrial and Commercial Bank of China (Macau) Limited; Luso International Banking Limited; Oversea-Chinese Banking Corporation Limited; Tai Fung Bank Limited; and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability) “Joint Bookrunners” : Abu Dhabi Commercial Bank PJSC; Banco Nacional Ultramarino, S.A.; Bank of China Limited, Macau Branch; Bank of Communications Co., Ltd. Macau Branch; BNP PARIBAS; CBRE Capital Advisors, Inc.; China CITIC Bank International Limited; China Construction Bank Corporation Macau Branch; DBS Bank Ltd.; Industrial and Commercial Bank of China (Macau) Limited; Luso International Banking Limited; Oversea-Chinese Banking Corporation Limited; Tai Fung Bank Limited; and United Overseas Bank Limited, Hong Kong Branch (incorporated in Singapore with limited liability)

4 “Joint Global Coordinators and Joint Lead Bookrunners” : Deutsche Bank AG, Singapore Branch; BofA Securities, Inc.; Scotia Capital (USA) Inc.; and SMBC Nikko Securities America, Inc. “Listing Rules” : the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited, as amended from time to time “Macau” : the Macau Special Administrative Region of the People’s Republic of China “Professional Investors” : (1) qualified institutional buyers within the meaning of Rule 144A under the Securities Act, (2) non-U.S. persons outside the United States as defined under Regulation S under the Securities Act, (3) for persons in Hong Kong, professional investors as defined in Chapter 37 of the Listing Rules and/or (4) for persons outside Hong Kong, a person to whom securities may be sold in accordance with a relevant exemption from public offer regulations in that jurisdiction “Purchase Agreement” : the agreement proposed to be entered into between the Initial Purchasers and the Company in relation to the issuance of the Senior Notes “Securities Act” : the United States Securities Act of 1933, as amended “Senior Notes” : a series of new USD-denominated senior notes to be issued by the Company “SFO” : the Securities and Futures Ordinance (Chapter 571 of the Laws of Hong Kong) “Stock Exchange” : The Stock Exchange of Hong Kong Limited “United States” : the United States of America “US$” or “USD” : United States dollars, the lawful currency of the United States “WM Cayman II” : WM Cayman Holdings Limited II, a company incorporated on 8 September 2009 as an exempted company with limited liability under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company

5 “WM Cayman II Revolver” : revolving unsecured credit facility to WM Cayman II maturing on 16 September 2028 (or the immediately preceding business day if 16 September 2028 is not a business day), which was increased to US $2.5 billion (equivalent) in July 2025 through the exercise of an accordion feature under the facility agreement By Order of the Board Wynn Macau, Limited Dr. Allan Zeman Chairman Hong Kong, 11 August 2025 As at the date of this announcement, the Board comprises Craig S. Billings and Frederic Jean-Luc Luvisutto (as Executive Directors); Linda Chen (as Executive Director and Vice Chairman); Ellen F. Whittemore and Julie M. Cameron-Doe (as Non-Executive Directors); Allan Zeman (as Independent Non-Executive Director and Chairman); and Lam Kin Fung Jeffrey, Bruce Rockowitz, Nicholas Sallnow-Smith and Leah Dawn Xiaowei Ye (as Independent Non-Executive Directors).